UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 27, 2009

FONIX CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	0-23862	22-2994719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

387 South 520 West, Suite 110, Lindon, Utah	84042
(Address of principal executive offices	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (801) 553-6600

This amendment to the Current Report on Form 8-K/A is filed by Fonix Corporation (the “Company”) to provide the financial statements required by this Item 9.01(a) in connection with the previously announced transaction whereby the Company’s subsidiary, Fonix GS Acquisition Corporation, Inc. (“FGSA”), acquired 80% of the issued and outstanding shares of G-Soft Limited, a Hong Kong corporation (“G-Soft”), which is the ultimate parent of Shanghai Gaozhi Software Systems Limited ("GaozhiSoft"), a Chinese software developer and solutions provider in 2G (second-generation) and 3G (third-generation) mobile networks in China and throughout the Asian Pacific region.

Item 7.01.                                Regulation FD Disclosure.

On June 18, 2009, the Company issued a press release relating to the announcement of the G-Soft financial information. The press release is attached hereto as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.       Financial Statements and Exhibits

      (a)     Financial Statements

        Pro Forma balance sheet and statement of operations of Fonix Corporation and G-Soft Limited, a Hong Kong corporation, as of March 31, 2009.

        Pro Forma statement of operations of Fonix Corporation and G-Soft Limited, a Hong Kong corporation, as of March 31, 2009, December 31, 2008, December 31, 2007, and March 31,  2008.

        Financial statements and notes of G-soft Limited and subsidiaries

      (b)             Exhibits

  99.1   Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FONIX CORPORATION
(Registrant)

Date: June 18, 2009

By:	/s/ Roger D. Dudley
Roger D. Dudley
President and Chief Executive Officer (Principal Executive Officer)